UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 4, 2008

Advance America, Cash Advance Centers, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32363	58-2332639
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 North Church Street Spartanburg, South Carolina 29306
(Address of principal executive offices) (Zip Code)

(864) 342-5600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.   Other Events.

                On November 5, 2008, Advance America, Cash Advance Centers, Inc. (the “Company”) announced that Ballot Initiative 5 was approved yesterday in Ohio, which will effectively repeal portions of the Check Cashers Act, the statute the Company had previously been operating under.  As a result, the Company intends to offer a small loan product, under the Ohio Small Loan Act, at interest rates below the state’s usury cap and check cashing and other services in compliance with applicable law in all centers located in Ohio.  The related press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
99.1	Press Release, dated November 5, 2008, of Advance America, Cash Advance Centers, Inc. furnished pursuant to Item 8.01. Other Events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2008
ADVANCE AMERICA, CASH ADVANCE CENTERS, INC.

	By:	/s/ J. Patrick O’Shaughnessy
J. Patrick O’Shaughnessy
Chief Financial Officer and Executive Vice President

Exhibit Number	Description
99.1	Press Release, dated November 5, 2008, of Advance America, Cash Advance Centers, Inc. furnished pursuant to Item 8.01. Other Events.